UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7750 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below, at its Annual Meeting of Stockholders on May 12, 2023, the stockholders of Marriott International, Inc. (“Marriott”) approved the 2023 Marriott International, Inc. Stock and Cash Incentive Plan (the “2023 Plan”). The 2023 Plan is described in more detail in Marriott’s 2023 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on March 28, 2023.

The foregoing description and the summary of the 2023 Plan contained in the Proxy Statement is qualified in its entirety by the full text of the 2023 Plan, which is attached hereto as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2023, Marriott held its Annual Meeting of Stockholders. Marriott’s stockholders voted on the items outlined in the Proxy Statement as follows:

1.	Marriott’s stockholders elected 13 director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Anthony G. Capuano	2,348,067,940	13,091,700	3,940,210	383,331,540
Isabella D. Goren	2,347,523,930	12,941,260	4,634,660	383,331,540
Deborah M. Harrison	2,287,418,370	73,702,360	3,979,120	383,331,540
Frederick A. Henderson	2,276,927,420	83,309,520	4,862,910	383,331,540
Eric Hippeau	2,267,189,880	92,860,370	5,049,600	383,331,540
Lauren R. Hobart	2,355,331,170	5,306,610	4,462,070	383,331,540
Debra L. Lee	2,305,878,460	54,258,520	4,962,870	383,331,540
Aylwin B. Lewis	2,329,107,110	31,158,020	4,834,720	383,331,540
David S. Marriott	2,276,205,980	85,201,860	3,692,010	383,331,540
Margaret M. McCarthy	2,340,431,660	20,092,080	4,576,110	383,331,540
Grant F. Reid	2,354,990,390	4,867,980	5,241,480	383,331,540
Horacio D. Rozanski	2,339,569,380	20,606,840	4,923,630	383,331,540
Susan C. Schwab	2,339,670,470	20,957,900	4,471,480	383,331,540

2.	Marriott’s stockholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal year 2023 with the following votes:

FOR	AGAINST	ABSTAIN
2,668,910,230	75,021,960	4,499,200

3.	Marriott’s stockholders approved the advisory resolution on the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,262,561,580	94,066,500	8,471,770	383,331,540

4.	Marriott’s stockholders voted to conduct future advisory votes to approve the compensation of Marriott’s named executive officers every year with the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
2,328,440,610	7,165,570	23,889,720	5,603,950	383,331,540

Based on the results of this advisory vote, and consistent with the recommendation of Marriott’s Board of Directors, the Board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

5.	Marriott’s stockholders approved the 2023 Plan with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,159,681,070	199,553,790	5,864,990	383,331,540

6.	Marriott’s stockholders did not approve a stockholder resolution requesting that Marriott publish a congruency report of partnerships with globalist organizations with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,378,780	2,314,822,840	16,898,230	383,331,540

7.	Marriott’s stockholders did not approve a stockholder resolution requesting that Marriott annually prepare a pay equity disclosure with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
546,302,640	1,743,418,250	75,378,960	383,331,540

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

10.1	2023 Marriott International, Inc. Stock and Cash Incentive Plan.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 16, 2023	By:	/s/ Andrew P.C. Wright
Andrew P.C. Wright
Vice President, Senior Counsel and Secretary